Rule 497 (k)
                                                             File No. 333-140895


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                                     AlphaDEX(R)
                                          Family of ETFs

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SUMMARY PROSPECTUS

First Trust Small Cap Core AlphaDEX(R) Fund

Ticker Symbol: FYX
Exchange:      NYSE Arca, Inc.



Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FYX. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus and statement of additional information, both dated November 30, 2011, as supplemented February 1, 2012, March 6, 2012 and November 13, 2012, are all incorporated by reference into this Summary Prospectus.



Investment Objective

The First Trust Small Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Core Index (the "Index").



                                                              November 30, 2011,
                                               as supplemented February 1, 2012,
FIRST TRUST                                  March 6, 2012 and November 13, 2012

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Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. Investors purchasing and selling Shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   Shareholder Fees (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
   of offering price)                                                    None
   Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
     Management Fees                                                     0.50%
     Distribution and Service (12b-1) Fees                               0.00%
     Other Expenses                                                      0.24%
                                                                       ________
     Total Annual Fund Operating Expenses                                0.74%
     Fee Waiver and Expense Reimbursement(1)                             0.04%
                                                                       ________
     Total Net Annual Fund Operating Expenses After Fee Waiver and
     Expense Reimbursement                                               0.70%

  Example

  The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the Shares or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net annual operating expenses remain at current levels until December 6, 2012. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following November 28, 2012. The example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following December 6, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year     3 Years    5 Years   10 Years

                 $72       $276       $508      $1,177

____________________
(1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 6, 2012. Expenses borne by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after December 6, 2012 upon 60 days' written notice.

  Portfolio Turnover

  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is in the "Defined Index Series," a family of custom enhanced indices developed, maintained and sponsored by Standard & Poor's Financial Services LLC ("S&P" or an "Index Provider"). The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600 Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of December 31, 2010, the Index was comprised of 444 stocks. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the sixth business day of the following month.

The Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Companies with smaller market capitalizations are generally subject to additional market risk.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers.

INDEX TRACKING RISK. You should anticipate that the value of Fund Shares will decline, more or less, in correlation with any decline in the value of that Fund's Index.

MARKET CAPITALIZATION RISK. The Fund normally invests at least 90% of its assets in common stocks that comprise the Index. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. For purposes of determining the market capitalization range of such securities, the Fund will use the current range of the Index. However, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

SMALLER COMPANY RISK. The Fund invests in small capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Annual Total Return

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV for the past three years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2010. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on NAV compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust Small Cap Core AlphaDEX(R) Fund-Total Returns(1)

                               [GRAPHIC OMITTED]
                      [DATA POINTS REPRESENTED IN BAR CHART]

                     Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -34.28%
                              2009           37.12%
                              2010           26.92%

     (1) The Fund's year-to-date return based on NAV for the period
                  12/31/2010 to 9/30/2011 was -14.66%.

During the three-year period ended December 31, 2010, the Fund's highest and lowest calendar quarter returns were 29.60% and -27.22%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the Periods Ended December 31, 2010

                                                          1 Year Since Inception
                                                                     (5/8/2007)

   Return Before Taxes                                     26.92%     0.37%
   Return After Taxes on Distributions                     26.73%     0.24%
   Return After Taxes on Distributions and Sale of Shares  17.48%     0.23%
   Defined Small Cap Core Index                            27.94%     1.25%
   S&P SmallCap 600 Index                                  26.31%     0.22%

Management

      Investment Advisor

      First Trust Advisors L.P. ("First Trust")

      Portfolio Managers

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of: Daniel J. Lindquist, Chairman of the Investment Committee and Senior Vice President of First Trust; Robert F. Carey, Chief Investment Officer and Senior Vice President of First Trust; Jon C. Erickson, Senior Vice President of First Trust; David G. McGarel, Senior Vice President of First Trust; Roger F. Testin, Senior Vice President of First Trust; and Stan Ueland, Vice President of First Trust. Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual Shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than NAV, which may cause the Shares to trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


                                                                    FYXSP0111312